Exhibit 10.2

FIRST AMENDMENT TO FORBEARANCE AGREEMENT AND FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT FORBEARANCE AGREEMENT AND FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement") is made and entered into on October 14, 2016, by and among FORBES ENERGY SERVICES LLC, a limited liability company formed under the laws of the State of Delaware (“Energy Services”), TX ENERGY SERVICES, LLC, a limited liability company formed under the laws of the State of Delaware (“TX Energy”), C.C. FORBES, LLC, a limited liability company formed under the laws of the State of Delaware and successor by merger to SUPERIOR TUBING TESTERS, LLC, a limited liability company formed under the laws of the State of Delaware (“C.C.”), and FORBES ENERGY INTERNATIONAL, LLC, a limited liability company formed under the laws of the State of Delaware (“International”; and together with Energy Services, TX Energy and C.C., each a “Borrower” and collectively, the “Borrowers”), FORBES ENERGY SERVICES LTD., a Texas corporation (“Parent” or “Guarantor”; and, together with Borrowers, the "Loan Parties"); the Lenders (as hereinafter defined); and REGIONS BANK, an Alabama bank organized under the laws of the State of Alabama (in its individual capacity, “Regions”), as agent for such Lenders and other Secured Parties (as such term is defined in the Loan Agreement referred to herein) (Regions, in such capacity, the “Agent”).

Recitals:
Pursuant to that certain Loan and Security Agreement, dated September 9, 2011 (as amended by the First Amendment to Loan and Security Agreement, dated as of December 13, 2011, by the Second Amendment to Loan and Security Agreement, dated as of July 3, 2012, by the Third Amendment to Loan and Security Agreement, dated as of July 25, 2013, and by the Forbearance Agreement and Fourth Amendment to Loan and Security Agreement dated July 15, 2016 (as amended, modified, restated or supplemented from time to time, the “Forbearance Agreement”), and as at any time further amended, modified, restated or supplemented, the "Loan Agreement") among Borrowers, Parent, certain lenders from time to time ("Lenders"), and Agent, Agent and Lenders have made loans and other extensions of credit to Borrowers, which loans and extensions of credit are secured by first priority, perfected security interests in and other liens in substantially all of the assets of Borrowers and guaranteed unconditionally by Guarantor.
Borrowers, Agent and Lenders entered into the Forbearance Agreement to, among other things, provide for a forbearance of rights and remedies with respect to the Stipulated Default (as defined in the Forbearance Agreement) arising under the Loan Agreement on the terms and conditions set forth in the Forbearance Agreement. Borrowers and Guarantor have requested that Agent and Lenders (or Required Lenders, as applicable) amend the terms of the Forbearance Agreement in connection therewith and to extend the Forbearance Period (as defined in the Forbearance Agreement). Agent and Lenders (or Required Lenders, as applicable) are willing to enter into this Agreement in order to, among other things, amend the Forbearance Agreement, in accordance with the terms and conditions of this Agreement.
NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and in consideration of the premises and the mutual covenants herein contained, the receipt and sufficiency of which are severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.Definitions; Rules of Construction. All capitalized terms used in this Agreement, unless otherwise defined, shall have the meaning ascribed to such terms in the Forbearance Agreement and, if not defined in the Forbearance Agreement, the Loan Agreement. The rules of construction set forth in Section 1(b) of the Forbearance Agreement shall be applicable to this Agreement.
2.    Acknowledgments and Stipulations by Loan Parties. Each Loan Party acknowledges, stipulates and agrees that (a) as of the opening of business on October 11, 2016, the aggregate principal balance of Revolving Advances outstanding under the Loan Agreement, exclusive of costs and attorneys' fees chargeable to Borrower under the Loan Agreement and the Other Documents, totaled $15,000,000.00, and the aggregate amount of all outstanding Letters of Credit totaled $9,050,963.68; (b) as of the opening of business on October 11, 2016, the aggregate principal balance of Swingline Loan Advances outstanding under the Loan Agreement, exclusive of costs and attorneys' fees chargeable to Borrower under the Loan Agreement and the Other Documents, totaled $-0-; (c) all of the Obligations are absolutely due and owing by each Loan Party to Agent and Lenders without any defense, deduction, offset or counterclaim (and, to the extent each such Loan Party has any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived); (d) the Stipulated Event has occurred and is continuing, and is material; (e) the Loan Agreement and the Other Documents executed by each Loan Party are legal, valid and binding obligations of each such Loan Party enforceable against each such Loan Party in accordance with their terms; (f) the security interests granted by Loan Parties to Agent for the benefit of Lender Parties in the Accounts, Inventory, General Intangibles and other Collateral are duly perfected, first priority security interests; (g) the Guarantee is a legal, valid and binding obligation of the Guarantor and is enforceable against such Loan Party in accordance with its terms; (h) each of the Recitals contained at the beginning of this Agreement is true and correct; and (i) prior to executing this Agreement, each Loan Party consulted with and had the benefit of advice of legal counsel of its own selection and each has relied upon the advice of such counsel, and in no part upon any representation of Agent or Lender concerning the legal effects of this Agreement or any provision hereof.
3.    Amendments to Forbearance Agreement. Subject to the satisfaction of the conditions set forth in Section 4, the Forbearance Agreement is hereby amended as follows:
(a)    By deleting the definitions of “Forbearance Termination Date” and “Notes Forbearance Agreement” from Section 1(a) of the Forbearance Agreement and substituting, respectively, the following in lieu thereof:

"Forbearance Termination Date" shall mean the sooner to occur of (a) 5:01 o'clock p.m. on December 28, 2016 and (b) the date on which the agreement to forbear terminates as provided in Section 4 of this Agreement.
"Notes Forbearance Agreement" shall mean each forbearance agreement at any time entered into in connection with the Senior Unsecured Notes and providing for a forbearance of exercising rights and remedies under the Senior Unsecured Note Documents, including, without limitation that certain Forbearance Agreement entered into on July 15, 2016, by and among certain holders of the Senior Unsecured Notes and the Loan Parties, as at any time amended or modified, including, without limitation, by that certain Amendment No. 1 to the Forbearance Agreement dated as of September 13, 2016.
(b)    By (i) deleting the phrase “Loan Documents” from Section 3(c) of the Forbearance Agreement and substituting in lieu thereof the phrase “the Loan Agreement and the Other Documents” and (ii) deleting the phrase “any Loan Document” from Section 4 of the Forbearance Agreement and substituting in lieu thereof the phrase “in the Loan Agreement or any Other Documents”.
4.    Conditions Precedent to Amendments. The amendments to the Forbearance Agreement set forth in Section 3 of this Agreement are subject to the satisfaction of the following conditions precedent, in form and substance satisfactory to Agent: (i) Agent shall have received a duly executed counterpart of this Agreement from each Loan Party and each Lender (or the Required Lenders, as applicable), together with a duly executed certificate of resolutions in the form attached hereto; (ii) Agent shall have received a duly executed copy of an amendment to the Notes Forbearance Agreement, in form and substance satisfactory to Agent, and providing, among other things, an extension of the stated expiration date of the agreement to forbear thereunder to a date satisfactory to Agent; (iii) Borrowers shall have reimbursed Agent and its professional advisors in immediately available funds for all accrued and unpaid fees, costs, expenses and other charges that are reimbursable under the Loan Agreement, invoices for which were submitted by Agent on or prior to the date hereof; and (iv) Borrowers and Agent shall have entered into a fee letter dated the date hereof in form and substance satisfactory to Agent.
5.    Representations and Warranties of Loan Parties. Each Loan Party represents and warrants that (a) no Default or Event of Default exists under the Loan Agreement or the Other Documents, except for the Stipulated Default and no Default or Event of Default (as such terms are defined in the Senior Unsecured Note Documents) exists except for the Stipulated Notes Default; (b) the representations and warranties of each Loan Party contained in the Loan Agreement and the Other Documents were true and correct when made and continue to be true and correct on the date hereof in all material respects (without duplication of any materiality qualifier contained therein); (c) the execution, delivery and performance by each Loan Party of this Agreement and the consummation of the transactions contemplated hereby are within the entity power of each such Loan Party and have been duly authorized by all necessary entity action on the part of each such Loan Party, do not require any approval or consent, or filing with, any governmental agency or authority (other than a filing of a Form 8-K with the Securities and Exchange Commission announcing the entering of this Agreement), do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which each such Loan Party is named or any provision of the organizational or governing documents of each such Loan Party and do not result in a breach of or constitute a default under any agreement or instrument to which each such Loan Party is a party or by which it or any of its properties are bound; (d) this Agreement constitutes the legal, valid and binding obligation of Loan Parties, enforceable against Loan Parties in accordance with its terms; (e) all Payroll Taxes required to be withheld from the wages of Borrowers' and Guarantor's employees have been paid or deposited when due; (f) each is entering into this Agreement freely and voluntarily with the advice of legal counsel of its own choosing; (g) each has freely and voluntarily agreed to the releases, waivers and undertakings set forth in this Agreement; and (h) at all times on and after July 15, 2016, and as of the date hereof, the Forbearance Conditions have been timely satisfied and continue to be timely satisfied.
6.    Reaffirmation of Obligations. Each Loan Party hereby ratifies and reaffirms the Loan Agreement and the Other Documents including, without limitation, the Forbearance Agreement, and all of its covenants, duties, obligations and liabilities thereunder. Without limiting the generality of the foregoing, each Loan Party further agrees that all of the Forbearance Conditions shall remain in full force and effect, including, without limitation, the Forbearance Condition in Section 3(b)(vii) of the Forbearance Agreement. Guarantor hereby ratifies and reaffirms the validity, legality and enforceability of the Guarantee and agrees that such Guarantee is and shall remain in full force and in effect until all the Obligations have been paid in full. Borrowers and Guarantor hereby reaffirm their obligations under the Forbearance Agreement and acknowledge that the agreement of the Agent and Lenders to forbear from exercising rights and remedies as a result of the Stipulated Default are subject to the terms and conditions contained therein.
7.    Relationship of Parties; No Third Party Beneficiaries. Nothing in this Agreement shall be construed to alter the existing debtor-creditor relationship between Borrowers and any Lender Party, nor is this Agreement intended to change or affect in any way the relationship between any Lender Party and Guarantor to one other than a debtor-creditor relationship. This Agreement is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the parties hereto. No Person other than a party hereto is intended to be a beneficiary hereof and no Person other than a party hereto shall be authorized to rely upon or enforce the contents of this Agreement.
8.    Entire Agreement; Modification of Agreement; Verbal Agreements Not Binding. This Agreement, the Loan Agreement and the Other Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof, and supersedes all other discussions, promises, representations, warranties, agreements and understandings between the parties with respect thereto. This Agreement may not be modified, altered or amended except by an agreement in writing signed by all the parties hereto. The parties anticipate that discussions addressing the Stipulated Default, the Loan Agreement and the Other Documents may take place in the future. During the course of such discussions, the parties may touch upon and possibly reach preliminary understandings on one or more issues prior to concluding negotiations or executing definitive documentation to memorialize such understandings. Notwithstanding such understandings, none of the parties will be bound by any such understandings unless and until an agreement is reached on all issues and such agreement is reduced to writing and signed by the parties.
9.    Construction; Section Headings; Severability. This Agreement has been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement nor any alleged ambiguity herein shall be interpreted or resolved against any party on the grounds that such party or its counsel drafted this Agreement, or based on any other rule of strict construction. Each of the parties hereto represents that such party has carefully read this Agreement and all other instruments and agreements executed in connection herewith and that such party knows the contents hereof and has signed the same freely and voluntarily. Section titles and references contained in this Agreement have been inserted as a matter of convenience and for reference only and shall not control or affect the meaning or construction of any of the terms contained herein. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
10.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York, without regard to conflicts of law principles.
11.    Non-Waiver of Default. Neither this Agreement, any Lender Party's forbearance hereunder nor any Lender Party's election in its sole discretion to continue making loans or other extensions of credit to Borrowers under the Loan Agreement shall be deemed a waiver of or consent to the Stipulated Default or any Default or Event of Default. Loan Parties agree that no Default or Event of Default shall be deemed to have been waived, released or cured by virtue of Advances or other extensions of credit at any time extended to Borrowers, by the agreement to forbear pursuant to the terms of this Agreement or by the execution of this Agreement.
12.    No Novation, etc. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement and the Other Documents shall remain in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of the Loan Agreement or any of the Other Documents, the parties agree that the terms of each of the Loan Agreement and the Other Documents shall be strictly adhered to on and after the date hereof, except as expressly modified by this Agreement.
13.    Counterparts; Waiver of Notice of Acceptance. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute an original, but all of which taken together shall be one and the same instrument. In proving this Agreement, the Loan Agreement or any of the Other Documents, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Notice of acceptance hereof is hereby waived. Delivery by one or more parties hereto of an executed counterpart of the Forbearance Agreement or any other agreement, including this Agreement, delivered in connection therewith via facsimile, telecopy or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart.
14.    Reimbursement for Legal Expenses. Borrowers agree to reimburse each Lender Party, promptly on demand therefor, for any costs and expenses, including legal fees, incurred by such Lender Party in connection with the drafting, negotiation, execution and closing of this Agreement.
15.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
16.    Release of Claims; Covenant Not to Sue. To induce Agent and Lenders (or the Required Lenders, as applicable) to enter into this Agreement, each Loan Party, for itself and on behalf of such Loan Party's officers, directors, subsidiaries, successors and assigns (collectively with each Loan Party, the "Releasors" and individually a "Releasor"), hereby RELEASES, ACQUITS AND FOREVER DISCHARGES each Releasee (as hereinafter defined) from any and all claims, demands, debts, liabilities, actions or causes of action of any kind (if any there be), whether absolute or contingent, due or to become due, disputed or undisputed, liquidated or unliquidated, at law or in equity, or known or unknown (collectively, "Claims") that any Releasor now has, ever had or hereafter may have against any Lender Party in any capacity or any of such Lender Party's respective officers, directors, employees, agents, attorneys, representatives, subsidiaries, affiliates and shareholders (collectively with Lender Parties, the "Releasees") based on actions, inactions, transactions, or circumstances occurring on or before the date of this Agreement that arise out of or relate to (i) the Loan Agreement, any Other Documents, the Forbearance Agreement or Collateral, (ii) any transaction, act or omission contemplated under the Loan Agreement, the Forbearance Agreement or any Other Documents or concluded thereunder or (iii) any aspect of the dealings or relationships between or among any Loan Party, on the one hand, and any Lender Party, on the other hand, relating to the Loan Agreement, the Forbearance Agreement or any Other Document or any transaction, act or omission contemplated by or described in the Loan Agreement, the Forbearance Agreement or any Other Document or concluded thereunder, INCLUDING, IN EACH CASE AND WITHOUT LIMITATION, CLAIMS ARISING, IN WHOLE OR IN PART, FROM THE NEGLIGENCE OR MISCONDUCT OF ONE OR MORE RELEASEES. The provisions of this Section shall survive the termination of this Agreement, the Loan Agreement, the Forbearance Agreement and any of the Other Documents and payment in full of the Obligations. Each Loan Party, on behalf of such Loan Party and such Loan Party's successors, assigns and other legal representatives, hereby unconditionally and irrevocably agrees such Loan Party will not sue any Releasee on the basis of any Claim released, remised and discharged pursuant to the foregoing provisions of this Section, and if any Loan Party or any of such Loan Party's successors, assigns or other legal representatives violate the foregoing covenant, each Loan Party, for such Loan Party and such Loan Party's successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and cost incurred by any Releasee as a result of such violation.

17.    Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit or proceeding arising out of or related to this Agreement, the Loan Agreement, the Forbearance Agreement or any Other Document.

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signatures begin on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first written above.

BORROWERS:
FORBES ENERGY SERVICES LLC

By:___________________________________
Name:___________________________________
Title: ___________________________________

FORBES ENERGY INTERNATIONAL, LLC

By:___________________________________
Name:___________________________________
Title: ___________________________________

TX ENERGY SERVICES, LLC

By:___________________________________
Name:___________________________________
Title: ___________________________________

C. C. FORBES, LLC

By:___________________________________
Name:___________________________________
Title: ___________________________________

GUARANTOR:
FORBES ENERGY SERVICES LTD.

By:___________________________________
Name:___________________________________
Title: ___________________________________

First Amendment to Forbearance Agreement and Fourth Amendment to Loan and Security Agreement

LENDER PARTIES:

REGIONS BANK, as Agent, Swingline Lender, Issuer and a Lender

By:____________________________________
Name:___________________________________
Title: ___________________________________

SUNTRUST BANK, as a Lender

By:____________________________________
Name:___________________________________
Title: ___________________________________

CAPITAL ONE BUSINESS CREDIT CORP. (formerly known as Capital One Leverage Finance Corp.), as a Lender

By:____________________________________ Name:___________________________________ Title: ___________________________________

First Amendment to Forbearance Agreement and Fourth Amendment to Loan and Security Agreement